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UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
CKX, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CKX, INC.
650 Madison Avenue
New York, New York 10022

April 7, 2006

Dear Stockholders:

        On behalf of the Board of Directors and Management of CKX, Inc., I cordially invite you to attend our 2006 Annual Meeting of Stockholders to be held at 200 Park Avenue, 15th Floor, New York, New York at 12:30 p.m., Eastern Daylight Time, on Friday, May 12, 2006.

        Holders of CKX stock are being asked to vote on the matters listed in the attached Notice of 2006 Annual Meeting of Stockholders. Whether or not you plan to attend the annual meeting, please vote as soon as possible by completing, dating, signing and promptly mailing the enclosed proxy card in the return envelope provided. If you decide to attend the annual meeting, you may vote your shares in person.

        We appreciate your interest in and support of CKX and look forward to seeing you at the annual meeting.

ROBERT F.X. SILLERMAN Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2006

April 7, 2006

Dear Stockholders:

        You are cordially invited to attend the 2006 Annual Meeting of Stockholders of CKX, Inc. (the "Company") which will be held at 200 Park Avenue, 15th Floor, New York, New York at 12:30 p.m., Eastern Daylight Time, on Friday, May 12, 2006. The principal business of the meeting will be the consideration of the following matters:

  1.
  The election of 12 directors;

  2.
  The ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006; and

  3.
  Such other business as may properly come before the Annual Meeting.

        The close of business on March 24, 2006 has been fixed as the record date for determining the holders of the Company's stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, during ordinary business hours at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

        Enclosed herewith is the Company's 2005 Annual Report to Stockholders, containing its financial statements for the fiscal year ended December 31, 2005. The Annual Report does not constitute proxy soliciting material.

        Your vote is important, regardless of the number of shares you own. Please vote as soon as possible to make sure that your shares are represented at the annual meeting. To vote your shares, you may complete and return the enclosed proxy card in the envelope provided. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held in "street name" (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or nominee on how to vote your shares.

By Order of the Board of Directors,

KRAIG G. FOX Secretary

This notice of annual meeting and proxy statement and form of proxy are first being distributed to the Company's stockholders on or about April 7, 2006.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	1
WHO CAN HELP ANSWER YOUR QUESTIONS	3
THE 2006 ANNUAL MEETING OF STOCKHOLDERS	4
General	4
Date, Time and Place	4
Matters to be Considered at the Annual Meeting	4
Record Date	4
Vote Required	4
Series C Preferred Stock Voting Rights	5
Voting of Proxies; Abstentions	5
Revocability of Proxies	5
Adjournments	6
Solicitation of Proxies and Expenses of Solicitation	6
CKX BOARD OF DIRECTORS	6
Corporate Governance Guidelines	6
Code of Business Conduct and Ethics	7
Board Committees	7
Audit Committee	7
Compensation Committee	8
Nominating and Corporate Governance Committee	8
Communications by Stockholders with Directors	9
Director Attendance at Annual Meetings	9
DIRECTOR COMPENSATION	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13
EXECUTIVE OFFICERS AND DIRECTORS OF CKX, INC.	14
CHANGE OF CONTROL INFORMATION	17
RELATED PARTY TRANSACTIONS	17
PROPOSAL NO. 1: ELECTION OF DIRECTORS	19
Director Nominees	19
Recommendation of the CKX Board of Directors	19
Series C Director	19
PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
Vote Required and Recommendation of CKX Board of Directors	20
REPORT OF THE AUDIT COMMITTEE	21
SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID	22
Audit Committee Pre-Approval of Services Provided by the Independent Public Accountant	22
Change in Independent Public Accountants	22

i

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	24
EXECUTIVE COMPENSATION AND RELATED MATTERS	28
Executive Compensation	28
Options Granted in Fiscal Year 2005	29
2005 Fiscal Year End Option Values	29
Employment Agreements	29
Compensation Committee Interlocks and Insider Participation in Compensation Decisions	31
PERFORMANCE GRAPH	31
ANNUAL REPORT	32
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF CKX STOCKHOLDERS	32
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	32
OTHER MATTERS	32
WHERE YOU CAN FIND MORE INFORMATION	33
ANNEX A: Audit Committee Charter

ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
When and where will the annual meeting be held?

A:
The annual meeting of stockholders of CKX, Inc. ("CKX" or, the "Company") will be held at 200 Park Avenue, 15thFloor, New York, New York 10166, beginning at 12:30 p.m., Eastern Daylight Time, on May 12, 2006.

Q:
Who is making this proxy solicitation?

A:
This proxy statement is furnished to our stockholders of record as of the close of business on March 24, 2006, the record date for the annual meeting (the "Record Date"), as part of the solicitation of proxies by the CKX board of directors for use at the annual meeting and any adjournment or postponement of the annual meeting.

Q:
What am I being asked to vote on at the annual meeting?

A:
At the annual meeting, you will be asked to consider and vote on:

•
a proposal to elect 12 directors to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

•
a proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006.

  At present, we know of no other matters to be presented for stockholder action at the annual meeting.

Q:
How does the CKX board of directors recommend that I vote?

A:
Our board of directors recommends that you vote your shares "FOR" the election of each of the twelve nominees named herein to our board of directors; and "FOR" the ratification of the appointment by our Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm.

Q:
What vote is required to approve each proposal?

A:
In the election of directors, the twelve persons receiving the highest number of "FOR" votes will be elected. The proposal regarding the ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm requires the affirmative "FOR" vote of a majority of the outstanding shares present in person or represented by properly executed proxies and entitled to vote at the annual meeting for approval.

Q.
What is the quorum requirement with respect to the annual meeting?

A:
The presence, in person or by properly executed proxies, of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote at the annual meeting will constitute a quorum. Abstentions are counted as present for the purpose of determining the presence of a quorum.

Q:
Under what circumstances will the annual meeting be adjourned?

A:
Although it is not expected, the annual meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. Any adjournment may be made without notice, other than by an announcement made at the annual meeting, by the Chairman of the board of directors or by affirmative vote of a majority of the stockholders entitled to vote at the annual meeting who are present in person or by properly executed proxies at the annual meeting.

Q:
What shares can be voted at the annual meeting?

A:
All shares of the Company's common stock, par value $0.01 per share ("Common Stock"), Series B Convertible Preferred Stock ("Series B Preferred Stock") and Series C Convertible Preferred Stock ("Series C Preferred Stock") that you own as of the Record Date may be voted by you. You may cast one vote per share of the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:
What is the difference between a holder of record and a beneficial owner of CKX stock?

A:
Many of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a holder of record and those beneficially owned.

  Holders of Record

  If your shares of CKX stock are registered directly in your name with our transfer agent, The Bank of New York, you are considered the holder of record with respect to those shares and these proxy materials are being sent directly to you by CKX. As the holder of record, you have the right to grant your voting proxy directly to CKX or to vote in person at the annual meeting. We have enclosed a proxy card with this proxy statement for you to use.

  Beneficial Owners

  If your shares of CKX stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee, who is considered the holder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Your broker or nominee has enclosed a voting instruction card with this proxy statement for you to use in directing the broker or nominee how to vote your shares.

Q:
How can I vote my shares in person at the annual meeting?

A:
Shares of the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock held directly in your name as the holder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:
How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the holder of record or beneficially in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card in the enclosed postage pre-paid envelope.

Q:
Can I change my vote after I have voted by proxy?

A:
Yes. You can change your vote at any time before your proxy is voted at the annual meeting by revoking your proxy.

  If you are a holder of record of CKX stock, you may revoke your proxy by:

  •
  attending the annual meeting and voting your shares in person at the annual meeting. Your attendance at the annual meeting alone will not revoke your proxy—you must also vote at the annual meeting;

  •
  filing an instrument in writing with the Company's Secretary stating that you would like to revoke your proxy; or

  •
  filing another duly executed proxy bearing a later date with the Company's Secretary so that it arrives prior to the annual meeting.

  You should send your revocation or new proxy card to the Company's Secretary, Kraig G. Fox, at CKX, Inc., 650 Madison Avenue, New York, New York 10022

  If you are a beneficial owner of the Company's stock and you instructed a broker or other nominee to vote your shares, you must follow your broker's directions for changing those instructions.

Q:
What does it mean if I receive more than one proxy card or voting instruction card?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card you receive.

Q:
Where can I find the voting results of the annual meeting?

A:
We will announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2006.

WHO CAN HELP ANSWER YOUR QUESTIONS

        If you have any questions about any of the proposals to be presented at the annual meeting or how to submit your proxy card, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

CKX, INC.
650 Madison Avenue
New York, New York 10022
Attn: Kraig G. Fox, Secretary

THE 2006 ANNUAL MEETING OF STOCKHOLDERS

General

        We are furnishing this proxy statement to our stockholders in connection with the solicitation of proxies by the CKX board of directors for use at the 2006 Annual Meeting of Stockholders to be held on May 12, 2006, and at any adjournment, postponement or continuation thereof. This proxy statement is first being furnished to stockholders of CKX on or about April 7, 2006.

Date, Time and Place

        The annual meeting of stockholders will be held on May 12, 2006, at 12:30 p.m., Eastern Daylight Time, at 200 Park Avenue, 15th Floor, New York, New York.

Matters to be Considered at the Annual Meeting

        At the annual meeting, you will be asked to consider and vote on:

  •
  a proposal to elect 12 directors to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

  •
  a proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006.

        At present, we know of no other matters to be presented for stockholder action at the annual meeting.

Record Date

        We have fixed the close of business on March 24, 2006 as the Record Date for determination of the stockholders entitled to notice of and to attend and vote at the annual meeting.

Vote Required

        As of the close of business on the Record Date, there were 92,354,341 shares of the Company's Common Stock outstanding, 1,491,817 shares of the Company's Series B Preferred Stock outstanding and 1 share of the Company's Series C Preferred Stock outstanding and entitled to vote at the annual meeting. Each share of our Common Stock outstanding as of the Record Date will be entitled to one vote. Each share of our Series B Preferred Stock and Series C Preferred Stock will be entitled to vote on an as converted basis, with each share entitled to one vote. A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by properly executed proxies, of the holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote at the annual meeting will constitute a quorum. If a quorum is not present at the annual meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Votes for and against and abstentions will each count as being present to establish a quorum.

        In the election of directors, the twelve persons receiving the highest number of "FOR" votes will be elected. The proposal regarding the ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm requires the affirmative "FOR" vote of a majority of the outstanding shares present in person or represented by properly executed proxies and entitled to vote at the annual meeting for approval.

        The annual meeting shall be presided over by the Chairman of the Board and the Secretary of CKX shall act as secretary of the annual meeting. Inspectors of election appointed for the annual meeting will tabulate the votes cast by proxy or in person at the meeting. The inspectors of election will determine whether or not a quorum is present.

Series C Preferred Stock Voting Rights.

        In addition to its right to vote in the general election of members to our board of directors, the holder of the Series C Preferred Stock is entitled to elect one member to the Company's board of directors (the "Series C Director"). Ms. Priscilla Presley currently serves on our board of directors as the Series C Director and the holder of the Series C Preferred Stock has confirmed in writing its election of Ms. Presley to continue to serve as the Series C Director until the next annual meeting of stockholders or earlier removal by the holder of the Series C Preferred Stock in accordance with the Company's Certificate of Incorporation.

Voting of Proxies; Abstentions

        In the election of directors, you may vote "FOR" each of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. You may vote "FOR," "AGAINST" or "ABSTAIN" for the other proposal. All shares of the Company's stock represented by properly executed proxies received before or at the annual meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy card, the shares will be voted "FOR" the election of management's twelve nominees for membership on our board of directors and "FOR" ratification of the Company's independent registered public accounting firm. You are urged to mark the box on the card to indicate how to vote your shares.

        Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the annual meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

        A properly executed proxy marked "ABSTAIN", although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the annual meeting, will not be voted.

        Abstentions will have no effect on the outcome of the election of directors. With respect to the ratification of the Company's independent registered public accounting firm, abstentions will be counted for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the annual meeting. As a result, abstentions with respect to the proposal to ratify the Company's independent registered public accounting firm will have the effect of votes against the proposal.

Revocability of Proxies

        The grant of a proxy on the enclosed proxy card does not preclude a holder of record of the Company's stock from voting in person at the annual meeting. If you are a holder of record of the Company's stock, you may revoke a proxy at any time prior to your proxy being voted at the annual meeting by:

  •
  attending the annual meeting and voting your shares in person at the annual meeting. Your attendance at the annual meeting alone will not revoke your proxy—you must also vote at the annual meeting;

  •
  filing an instrument in writing with the Company's Secretary, Kraig G. Fox, at CKX. Inc., 650 Madison Avenue, New York, New York 10022, stating that you would like to revoke your proxy; or

  •
  filing another duly executed proxy bearing a later date with the Company's Secretary, Kraig G. Fox, at CKX, Inc., 650 Madison Avenue, New York, New York 10022, so that it arrives prior to the annual meeting.

        If you are a stockholder of record and choose to revoke your proxy in writing you must indicate the number of shares to which such revocation relates. The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the annual meeting takes place in order to be acknowledged and reflected in the vote.

        If you are a beneficial owner of CKX stock and you instructed a broker or other nominee to vote your shares, you must follow your broker's directions for changing those instructions.

        If an adjournment occurs, it will have no effect on the ability of stockholders as of the Record Date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date for such meeting.

Adjournments

        Although it is not expected, the annual meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. Any adjournment may be made without notice, other than by an announcement made at the annual meeting. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow CKX stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Solicitation of Proxies and Expenses of Solicitation

        CKX generally will bear the cost of the solicitation of proxies in the enclosed form from our stockholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokerage houses and other custodians, nominees and fiduciaries forward copies of the proxy and other soliciting materials to the beneficial owners of stock held of record by such persons and request authority for the exercise of proxies. In those cases, we will reimburse such company's custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with doing so.

CKX BOARD OF DIRECTORS

        The Company's board of directors is currently comprised of 15 members: Robert F.X. Sillerman (Chairman), Edwin M. Banks, Thomas P. Benson, Edward Bleier, Jerry L. Cohen, Michael G. Ferrel, Simon Fuller, Carl D. Harnick, Jack Langer, John D. Miller, Bruce Morrow, Priscilla Presley, Mitchell J. Slater, Birame N. Sock and Howard J. Tytel. Neither Ms. Sock nor Mr. Benson will stand for re-election at the annual meeting. They will remain on the board until the annual meeting, at which time the size of the board will be reduced to 13 members.

        During 2005, the board of directors held three meetings and acted by unanimous written consent three times. Every director attended all three meetings of the board of directors and at least 75% of the meetings of the committees on which such director serves.

Corporate Governance Guidelines

        The Company adopted Corporate Governance Guidelines which provide, among other things, that a majority of the Company's board of directors must meet the criteria for independence required by The NASDAQ National Market® and that the Company shall at all times have an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which committees will be made up entirely of independent directors. The Corporate Governance Guidelines also outline director responsibilities, provide that the board of directors shall have full and free access to officers and employees of the Company and require the board of directors to conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Corporate Governance Guidelines can be found on the Company's website at www.ckx.com.

Code of Business Conduct and Ethics

        The Company adopted a Code of Business Conduct and Ethics, which is applicable to all our employees and directors, including our Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer and Director of Legal and Governmental Affairs. The Company also adopted a separate Code of Ethics for Senior Financial Management which applies to our Chief Executive Officer, Chief Financial Officer and other officers in our finance department. The Code of Business Conduct and Ethics was filed with the SEC as an exhibit to the Company's Current Report on Form 8-K, filed on February 8, 2005 and can also be found on the Company's website at www.ckx.com.

Board Committees

        The following chart sets forth the current membership of each board committee and the number of meetings held during 2005. The board of directors reviews and determines the membership of the committees at least annually.

Committee	Members	Number of Meetings
Audit Committee	Carl D. Harnick (Chairman) Jack Langer Birame N. Sock (1)	11
Compensation Committee	John D. Miller (Chairman) Edward Bleier Jack Langer	7
Nominating and Corporate Governance Committee	Jack Langer (Chairman) John D. Miller (2) Birame N. Sock (1)	0

(1)
Ms. Sock will not be standing for re-election at the annual meeting. Upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the approval of the board of directors, the position on the Audit Committee being vacated by Ms. Sock will be filled by Mr. Miller and the position on the Nominating and Corporate Governance Committee being vacated by Ms. Sock will be filled by Mr. Bleier.

(2)
Upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the approval of the board of directors, Mr. Miller will step down from the Nominating and Corporate Governance Committee and become a member of the Audit Committee. The position on the Nominating and Corporate Governance Committee being vacated by Mr. Miller will be filled by Mr. Cohen.

        Information about the committees, their respective roles and responsibilities and their charters is set forth below.

Audit Committee

        The Audit Committee is comprised of Messrs. Harnick and Langer and Ms. Sock. Mr. Harnick is the Chairman of the Audit Committee. The Audit Committee assists our board of directors in fulfilling its responsibility to oversee management's conduct of our financial reporting process, including the selection of our outside auditors, review of the financial reports and other financial information we provide to the public, our systems of internal accounting, financial and disclosure controls, the annual independent audit of our financial statements, our legal and regulatory compliance and our safety programs as established by management.

        All members of the Audit Committee are independent within the meaning of regulations of the SEC, the requirements of The NASDAQ National Market® and our Corporate Governance Guidelines. In addition, Mr. Harnick is qualified as an audit committee financial expert under the regulations of the Securities and Exchange Commission (the "SEC") and has the accounting and related financial management expertise required by The NASDAQ National Market®. The Audit Committee's charter is attached to this proxy statement as Annex A and can also be found on the Company's website at www.ckx.com.

        Ms. Sock will not be standing for re-election at the annual meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the board of directors has approved the appointment of Mr. Miller to fill the vacancy on the Audit Committee that will be created when Ms. Sock steps down.

Compensation Committee

        The Compensation Committee is comprised of Messrs. Miller, Bleier and Langer. Mr. Miller is the Chairman of the Compensation Committee. The Compensation Committee represents our Company in reviewing and approving the executive employment agreements with our Chief Executive Officer, President, Chief Operating Officer, Director of Legal and Governmental Affairs and Chief Financial Officer. The Compensation Committee also reviews management's recommendations with respect to executive compensation and employee benefits and is authorized to act on behalf of the board of directors with respect thereto. The Compensation Committee also administers the Company's stock option and incentive plans, including our 2005 Omnibus Long-Term Incentive Compensation Plan. All members of the Compensation Committee are independent within the meaning of our Corporate Governance Guidelines and the regulations of The NASDAQ National Market®. The Compensation Committee's charter can be found on the Company's website at www.ckx.com.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is comprised of Messrs. Langer and Miller and Ms. Sock. Mr. Langer is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending qualified candidates to the board for election as directors of our Company, including the slate of directors proposed by our board of directors for election by stockholders at our annual meetings of stockholders. The Nominating and Corporate Governance Committee also advises and makes recommendations to the board of directors on all matters concerning directorship practices and recommendations concerning the functions and duties of the committees of the board of directors. The Nominating and Corporate Governance Committee developed and recommended to the board of directors Corporate Governance Guidelines and will review, on a regular basis, the overall corporate governance of our Company. All members of the Nominating and Corporate Governance Committee are independent within the meaning of our Corporate Governance Guidelines and the regulations of The NASDAQ National Market®. The Nominating and Corporate Governance Committee's charter can be found on the Company's website at www.ckx.com.

        When considering the nomination of directors for election at an annual meeting of stockholders or, if applicable, a special meeting of stockholders, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the board of directors. The Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and all necessary and appropriate inquiries into the background and qualifications of possible candidates. The Nominating and Corporate Governance Committee does not currently have a policy whereby it will consider recommendations from stockholders for its director nominees, though it intends to adopt such a policy during the Company's 2006 fiscal year.

        Ms. Sock will not be standing for re-election at the annual meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the board of directors approved the appointment of Mr. Bleier to fill the vacancy on the Nominating and Corporate Governance Committee that will be created when Ms. Sock steps down.

        In addition, as noted above, Mr. Miller will be serving as a member of the Audit Committee in 2006 and will therefore not continue to serve on the Nominating and Corporate Governance Committee. Upon the recommendation of the Nominating and Corporate Governance Committee, the board of directors has approved the appointment of Mr. Cohen to fill the vacancy on the Nominating and Corporate Governance Committee that will be created when Mr. Miller steps down.

Communications by Stockholders with Directors

        The Company encourages stockholder communications to the CKX board of directors and/or individual directors. Stockholders who wish to communicate with the CKX board of directors or an individual director should send their communications to the care of Kraig G. Fox, Secretary, CKX, Inc., 650 Madison Avenue, New York, New York 10022. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. Mr. Fox will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Audit Committee or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Fox.

Director Attendance at Annual Meetings

        CKX will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors' schedules. All directors are encouraged to attend the CKX annual meeting of stockholders. CKX did not hold an annual meeting of stockholders in 2005.

DIRECTOR COMPENSATION

        In 2005, non-employee directors received an annual fee of $50,000, paid half in cash and half in restricted Common Stock, plus $1,000 for attendance at each meeting of our board of directors and $750 for attending each meeting of a committee of which he or she is a member. The chairperson of the Audit Committee received an additional annual fee of $50,000, paid in cash. The chairpersons of each other committee received an additional annual fee of $10,000, paid half in cash and half in restricted Common Stock.

        At the first meeting of our board of directors on February 8, 2005, each of the independent directors was awarded a one-time grant of 6,000 shares of restricted Common Stock. The restrictions on the shares of Common Stock lapse ratably over a three year period, beginning on the first anniversary of the date of grant of such shares, and upon the death or disability of such director or the decision of our Nominating and Corporate Governance Committee not to nominate such director to the board of directors for re-election.

        In June 2005, the Compensation Committee approved a grant of 50,000 shares of Common Stock to Mr. Langer and 25,000 shares of Common Stock to Mr. Harnick, in each case in consideration for services provided in connection with the Company's public offering of Common Stock that went beyond the normal requirements of serving as a director or on a committee of the board of directors, as well as for Mr. Langer's commitment to continue to serve as a financial expert on the board of directors and Chairman of the Nominating and Corporate Governance Committee for a period of five years and Mr. Harnick's commitment to continue to serve as Chairman of the Audit Committee for a period of five years. The total of the awards, based on the offering price of $11.00 per share, was $0.8 million.

        On February 9, 2006, the Compensation Committee, in consultation with an independent compensation consultant, recommended and the board of directors voted to approve an increase in the compensation paid to the board of directors in 2006. During 2006, the annual fee paid to non-employee directors will increase from $50,000 to $65,000, payable half in cash and half in restricted Common Stock. Each non-employee director will continue to receive an additional $1,000 for attendance at each meeting of the board of directors and $750 for attendance at each meeting of a committee of which he or she is a member. The chairperson of the Audit Committee will continue to receive an additional fee of $50,000 per annum and the chairpersons of each other committee will continue to receive an additional fee of $10,000 per annum, all of which are payable in cash. Each of the other members of the Audit Committee will receive an additional fee of $5,000 per annum and the other members of each of the other committees will receive an additional fee of $2,500 per annum, all of which are payable in cash. Beginning in April 2006, non-employee directors will have the option to elect, on an annual basis, to receive 100% of their compensation in shares of restricted Common Stock.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth information regarding the number of shares of Common Stock of the Company beneficially owned on March 24, 2006 by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock of the Company, (ii) each of the directors and executive officers of the Company, and (iii) all of the Company's directors and executive officers, as a group.

        A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the exercise of options and warrants or the conversion of convertible securities. Accordingly, Common Stock issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of the Record Date have been included in the table with respect to the beneficial ownership of the person or entity owning the options and warrants, but not with respect to any other persons or entities.

        Applicable percentage of ownership for each holder is based on 92,354,341 shares of Common Stock outstanding on the Record Date, plus any presently exercisable stock options and warrants held by each such holder, and options and warrants held by each such holder that will become exercisable or convertible within 60 days after the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of

Common Stock beneficially owned by them. Except as otherwise set forth below, the address of each of the persons listed below is c/o CKX, Inc., 650 Madison Avenue, New York, New York 10022.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percentage of Common Stock
Beneficial Owners of 5% or More
The Huff Alternative Fund, L.P.	13,052,458	(1)	14.0%
Directors and Executive Officers:
Robert F.X. Sillerman	33,373,861	(2)	35.2%
Michael G. Ferrel	2,659,203	(3)	2.9%
Mitchell J. Slater	3,354,103	(4)	3.6%
Howard J. Tytel	2,915,494	(5)	3.2%
Simon Fuller	1,507,315	(6)	1.6%
Thomas P. Benson	1,550,780	(7)	1.7%
Edwin M. Banks	—	(8)	*
Edward Bleier	7,738	(9)	*
Jerry L. Cohen	7,738	(9)	*
Carl D. Harnick	32,738	(9)(10)	*
Jack Langer	57,738	(9)(11)	*
John D. Miller	307,738	(9)(12)	*
Bruce Morrow	157,738	(9)(13)	*
Priscilla Presley	6,000		*
Birame N. Sock	7,738	(9)	*
Vaso Boreta	—	(14)	*
All directors and executive officers as a group (15 individuals)	45,965,272	(15)	48.1%

*
Represents less than 1%.

(1)
Includes: (i) 12,098,351 shares of Common Stock owned of record by The Huff Alternative Fund, L.P.; and (ii) 954,107 shares of Common Stock underlying presently exercisable warrants held by The Huff Alternative Fund, L.P. Excludes (i) 265,872 shares of Common Stock owned of record by an affiliated limited partnership of The Huff Alternative Fund, L.P., and (ii) 20,956 shares of Common Stock underlying presently exercisable warrants held by such affiliated limited partnership. William R. Huff possesses the sole power to vote and dispose of all securities of our Company held by the two Huff entities, subject to certain internal compliance procedures. All of the outstanding warrants held by The Huff Alternative Fund, L.P. and its affiliate expire on February 7, 2007. Edwin M. Banks is a portfolio manager at W.R. Huff Asset Management Co., L.L.C., an affiliate of The Huff Alternative Fund, L.P.

(2)
Includes: (i) 19,927,757 shares of Common Stock owned of record by Mr. Sillerman; (ii) 1,759,873 shares of Common Stock underlying presently exercisable warrants held by Mr. Sillerman; (iii) 1,000,000 shares of Common Stock owned of record by Laura Baudo Sillerman, Mr. Sillerman's spouse, (iv) 9,868,121 shares of Common Stock owned of record by Sillerman Commercial Holdings Partnership L.P., in which Mr. Sillerman is the sole stockholder of the general partner; and (v) 818,110 shares of Common Stock underlying presently exercisable warrants held by Sillerman Commercial Holdings Partnership L.P. All of the outstanding warrants held by Mr. Sillerman and Sillerman Commercial Holdings Partnership L.P. expire on February 7, 2007.

(3)
Includes: (i) 1,991,875 shares of Common Stock owned of record by Mr. Ferrel; (ii) 94,237 shares of Common Stock underlying presently exercisable warrants held by Mr. Ferrel; (iii) 546,014 shares of Common Stock owned of record by the Ferrel Childrens Trust; and (iv) 27,077 shares of Common Stock underlying presently exercisable warrants held by the Ferrel Childrens Trust. All of the outstanding warrants held by Mr. Ferrel and the Ferrel Childrens Trust expire on February 7, 2007

(4)
Includes: (i) 2,611,475 shares of Common Stock owned of record by Mr. Slater; (ii) 242,628 shares of Common Stock underlying presently exercisable warrants held by Mr. Slater; and (iii) 500,000 shares of Common Stock owned of record by Mitchell J. Slater 2004 GRAT. All of the outstanding warrants held by Mr. Slater expire on February 7, 2007.

(5)
Includes: (i) 2,369,421 shares of Common Stock owned of record by Mr. Tytel and Sandra Tytel, Mr. Tytel's spouse, as tenants in common with rights of survivorship; (ii) 126,811 shares of Common Stock underlying presently exercisable warrants held by Mr. Tytel and Sandra Tytel, Mr. Tytel's spouse, as tenants in common with rights of survivorship; (iii) 361,354 shares of Common Stock owned of record by the Sandra Tytel 1998 Trust for the benefit of Jennifer Tytel; and (iv) 57,908 shares of Common Stock underlying presently exercisable warrants held by the Sandra Tytel 1998 Trust for the benefit of Jennifer Tytel. All of the outstanding warrants held by Mr. Tytel and Sandra Tytel, Mr. Tytel's spouse, as tenants in common with rights of survivorship, and the Sandra Tytel 1998 Trust for the benefit of Jennifer Tytel expire on February 7, 2007.

(6)
Includes 1,507,315 shares of Common Stock issued in connection with the Company's acquisition of 19 Entertainment Limited.

(7)
Includes 112,180 shares of Common Stock underlying presently exercisable warrants; all of which expire on February 7, 2007.

(8)
Mr. Banks is a portfolio manager at W.R. Huff Asset Management Co., L.L.C., an affiliate of The Huff Alternative Fund, L.P.

(9)
Includes 7,738 shares of restricted Common Stock issued pursuant to our 2005 Omnibus Long-Term Incentive Compensation Plan. 1,738 shares of Common Stock are fully vested and the restrictions on the remaining 6,000 shares of Common Stock lapse ratably over a three-year period, beginning on the first anniversary of the date of grant of such shares, and upon the death or disability of such director or the decision of our Nominating and Corporate Governance Committee not to nominate such director to the board of directors.

(10)
Includes 25,000 shares of restricted Common Stock granted in consideration for services provided in connection with the completion of the Company's public offering that went beyond the normal requirements of serving as a director or on a committee of the board of directors, as well as for Mr. Harnick's commitment to continue to serve as chairman of the Audit Committee for a period of five years. One half of the shares received by Mr. Harnick will be subject to restrictions which will lapse ratably over five years, beginning on the first anniversary of the date of the grant, and the remaining shares will be subject to forfeiture, on a pro rata basis, in the event Mr. Harnick voluntarily resigns his position prior to the expiration of the five-year term.

(11)
Includes 50,000 shares of restricted Common Stock granted in consideration for services provided in connection with the completion of the Company's public offering that went beyond the normal requirements of serving as a director or on a committee of the board of directors, as well as for Mr. Langer's commitment to continue to serve as a financial expert on the board of directors and chairman of the Nominating and Corporate Governance Committee for a period of five years. One half of the shares received by Mr. Langer will be subject to restrictions which will lapse ratably over five years, beginning on the first anniversary of the date of the grant, and the remaining shares will be subject to forfeiture, on a pro rata basis, in the event Mr. Langer voluntarily resigns his position prior to the expiration of the five-year term.

(12)
Includes 300,000 shares of Common Stock acquired by Mr. Miller in connection with his ownership of membership interests in RFX Acquisition LLC.

(13)
Includes 150,000 shares of Common Stock acquired by Mr. Morrow in connection with his ownership of membership interests in RFX Acquisition LLC.

(14)
Mr. Boreta resigned as the President and Chairman of our Company effective February 7, 2005.

(15)
Includes an aggregate of 3,238,824 shares of Common Stock underlying presently exercisable warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers and persons who own more than 10% of our outstanding Common Stock to file with the SEC initial reports of ownership and changes in ownership of our Common Stock. Such individuals are also required to furnish us with copies of all such ownership reports they file.

        Based solely on information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, the Company believes that during 2005, all SEC filings of its directors and executive officers complied with the requirements of Section 16 of the Exchange Act, with the exception of a Form 3 relating to Mr. Fuller and Form 4's relating to Messrs. Bleier, Cohen, Harnick, Langer, Miller and Morrow and Ms. Sock, each of which was filed late due to administrative delays.

EXECUTIVE OFFICERS AND DIRECTORS OF CKX, INC.

        The following table sets forth information regarding our executive officers and directors.

Name	Age	Position
Robert F.X. Sillerman	57	Chief Executive Officer, Chairman of the Board
Michael G. Ferrel	57	President, Director, Member of the Office of the Chairman
Mitchell J. Slater	44	Senior Executive Vice President, Chief Operating Officer, Director, Member of the Office of the Chairman
Howard J. Tytel	59	Senior Executive Vice President, Director of Legal and Governmental Affairs, Director, Member of the Office of the Chairman
Thomas P. Benson	43	Executive Vice President, Chief Financial Officer, Treasurer, Director
Simon Fuller	45	Chief Executive Officer, 19 Entertainment Limited, Director, Member of the Office of the Chairman
Edwin M. Banks	43	Director
Edward Bleier	76	Director
Jerry L. Cohen	71	Director
Carl D. Harnick	71	Director
Jack Langer	57	Director
John D. Miller	60	Director
Bruce Morrow	70	Director
Priscilla Presley	60	Director
Birame N. Sock	30	Director

        Robert F.X. Sillerman was appointed Chief Executive Officer and Chairman of the board of directors effective February 7, 2005. Prior to that, Mr. Sillerman was Chairman of FXM, Inc., a private investment firm, since August 2000. Mr. Sillerman is the founder and has served as managing member of FXM Asset Management LLC, the managing member of MJX Asset Management, a company principally engaged in the management of collateralized loan obligation funds, from November 2003 through the present. Prior to that, Mr. Sillerman served as the Executive Chairman, a Member of the Office of the Chairman and a director of SFX Entertainment, Inc. from its formation in December 1997 through its sale to Clear Channel Communications in August 2000.

        Michael G. Ferrel was appointed President, director and Member of the Office of the Chairman on May 19, 2005. Prior to that, Mr. Ferrel was President and Chief Executive Officer of FXM, Inc. since August 2000. Mr. Ferrel served as President, Chief Executive Officer, Member of the Office of the Chairman and a director of SFX Entertainment from December 1997 through August 2000.

        Mitchell J. Slater was appointed Senior Executive Vice President, Chief Operating Officer, director and Member of the Office of the Chairman, effective February 7, 2005. Prior to that, Mr. Slater was Executive Vice President of FXM, Inc. since August 2000. Mr. Slater served as Executive Vice President of SFX Entertainment from January 1997 through August 2000. Mr. Slater also owns The Slater Group, a private investment company, established in 2001, that owned Metropolitan

Entertainment, an independent concert promotion company. Mr. Slater served as Executive Chairman of Metropolitan from March 2002 through the sale of that company in December 2002. Mr. Slater is the President and serves on the Board of Directors of LIFEbeat—The Music Industry Fights AIDS. Mr. Slater also serves as a Trustee of the Garden School.

        Howard J. Tytel was appointed Senior Executive Vice President, Director of Legal and Governmental Affairs, director and Member of the Office of the Chairman, effective February 7, 2005. Prior to that, since August 2000, Mr. Tytel was Executive Vice President and Director of Legal and Governmental Affairs of FXM, Inc. Mr. Tytel also serves on the management advisory committee of FXM Asset Management, the managing member of MJX Asset Management. Mr. Tytel served as Executive Vice President, General Counsel, Secretary and a director of SFX Entertainment from December 1997 through August 2000. In January 1999, Mr. Tytel was elected as a Member of the Office of the Chairman of SFX Entertainment.

        Thomas P. Benson was appointed Executive Vice President, Chief Financial Officer, Treasurer and a director effective February 7, 2005. Mr. Benson also serves as Executive Vice President and Chief Financial Officer of MJX Asset Management, and serves on the management advisory committee of FXM Asset Management. Mr. Benson has been with MJX since November 2003. Mr. Benson was Chief Financial Officer at FXM, Inc. from August 2000 until February 2005. Mr. Benson served as a Senior Vice President and Chief Financial Officer of SFX Entertainment from March 1999 to August 2000, and as the Vice President, Chief Financial Officer and a director of SFX Entertainment from December 1997.

        Simon Fuller has served as Chief Executive Officer of 19 Entertainment Limited since founding the company in 1985 and he was appointed as a director and Member of the Office of the Chairman on July 28, 2005. While at 19 Entertainment, Mr. Fuller has been responsible for the creation and development of many successful ventures, including the Spice Girls, S Club 7, the management of David and Victoria Beckham and artists such as Annie Lennox and Cathy Dennis, and the development of the Pop Idol and American Idol series. Prior to forming 19 Entertainment, from 1981 to 1985, Mr. Fuller worked at Chrysalis Music, in music publishing (Chrysalis Music Limited) and A&R (Chrysalis Records). Since January 2000, Mr. Fuller has been an investor in and director of Popworld Limited, a multi-artist pop music brand and online portal with online and offline brand relationships with commercial partners.

        Edwin M. Banks was appointed to our board of directors on February 8, 2005. Mr. Banks has served as a Portfolio Manager for W. R. Huff Asset Management Co., L.L.C., an investment management firm, since June 1988. Mr. Banks is currently a director of Caremark Rx, Inc. and NTL, Incorporated, a communications services company.

        Edward Bleier was appointed to our board of directors on February 7, 2005. Mr. Bleier is a director of RealNetworks, Inc., a leading Internet creator of digital media services and software. For 34 years, until his retirement as Senior Advisor in December 2003, Mr. Bleier was an executive of Warner Bros., Inc. From 1986 through 2000, he was President of the division responsible for broadcast and cable networks, pay-television and video-on-demand. He also previously served on Warner Communications' strategy committee, as President of Warner Bros. Animation, and overseeing the broadcast of certain sports properties. In May 2005, Mr. Bleier was appointed to the Board of Directors of Blockbuster, Inc. Mr. Bleier is currently a trustee of The Charles A. Dana Foundation, a member of the Advisory Board of Drakontas, Inc. and a member of the Council on Foreign Relations.

        Jerry L. Cohen was appointed to our board of directors on February 7, 2005. Mr. Cohen has been a partner for more than six years with Tishman Speyer Properties, L.P., one of the largest and oldest real estate development organizations in the United States. Prior to that, from 1992 to 1998, Mr. Cohen was Vice Chair and a member of the Board of Directors of Cushman & Wakefield, Inc. Mr. Cohen is a

partner of the Yankee Global Enterprises. Mr. Cohen is a member of the Board of Overseers of New York University's Stern School of Business and the Board of Directors of the Manhattan Theatre Club.

        Carl D. Harnick was appointed to our board of directors on February 7, 2005. Mr. Harnick has served as Vice President and Chief Financial Officer of Courtside Acquisition Corp since March 18, 2005. Mr. Harnick was a partner with Ernst & Young and its predecessor for thirty years, retiring from the firm in September 1997. Since leaving Ernst & Young, Mr. Harnick has provided financial consulting services to various organizations, including Alpine Capital, a private investment firm, at various times since October 1997. He was a director of Platinum Entertainment, Inc., a recorded music company, from April 1998 through June 2000, Classic Communications, Inc., a cable television company, from January 2000 through January 2003, and Sport Supply Group, Inc., a direct mail marketer of sporting goods, from April 2003 through August 2004. Mr. Harnick has been the Treasurer as well as a Trustee for Prep for Prep, a charitable organization, for more than five years.

        Jack Langer was appointed to our board of directors on February 7, 2005. Mr. Langer is a private investor. From April 1997 to December 2002, Mr. Langer was Managing Director and the Global Co-Head of the Media Group at Lehman Brothers Inc. From 1995 to 1997, Mr. Langer was the Managing Director and Head of Media Group at Bankers Trust & Company. From 1990 to 1994, Mr. Langer was Managing Director and Head of Media Group at Kidder Peabody & Company, Inc. Mr. Langer also serves on the Board of Directors of SBA Communications Corp. and Atlantic Broadband Group.

        John D. Miller was appointed to our board of directors on February 7, 2005. Mr. Miller is the Chief Investment Officer of W.P. Carey & Co. LLC, a net lease real estate company. Mr. Miller is also a founder and Non-Managing Member of StarVest Partners, L.P., a $150 million venture capital investment fund formed in 1998. In December 2003, Mr. Miller became Board Chairman of International Keystone Entertainment, Inc., a Canadian based family film company and he continues to service on the Keystone board of directors. From 1995 to 1998 Mr. Miller was President of Rothschild Ventures Inc., the private investments unit of Rothschild North America, a subsidiary of the worldwide Rothschild Group. He was also President and CEO of Equitable Capital Management Corporation, an investment advisory subsidiary of The Equitable where he worked for 24 years beginning in 1969.

        Bruce Morrow was appointed to our board of directors on February 7, 2005. Since July 2005, Mr. Morrow has been hosting three regularly scheduled weekly broadcasts for Sirius Satellite Radio. Prior to joining Sirius, Mr. Morrow was a deejay at WCBS-FM from 1982 through June 2005, most recently hosting two radio broadcast shows, "Cousin Brucie's Yearbook" and "Cousin Brucie's Saturday Night Party." Mr. Morrow has worked in the New York radio market since 1961. Mr. Morrow was inducted into the Radio Hall of Fame in 1987, the Broadcasting & Cable Hall of Fame in 1990 and more recently, the National Association of Broadcasters Hall of Fame. Mr. Morrow is the President of Variety, The Children's Charity. Mr. Morrow was the Chairman of the Board of Directors of Multi-Market Radio, Inc. until its sale to SFX Broadcasting in November 1996.

        Priscilla Presley was appointed to our board of directors by the holder of the Series C Preferred Stock on February 8, 2005. Ms. Presley has been a director of Metro-Goldwyn-Mayer Inc. since November 2000. Ms. Presley has served as Chairperson of Elvis Presley Enterprises, Inc. since 1982. In addition to being an actress, author and producer, Ms. Presley has been, starting in 1988, the developer and spokesperson for an international fragrance line.

        Birame N. Sock was appointed to our board of directors on February 7, 2005. Ms. Sock is the founder and has been Chief Executive Officer of Musicphone, Inc., a wireless entertainment company, since its formation in November 2002. Prior to that, from January 1999 to October 2002, Ms. Sock was a Vice President at SetNet Corporation, a wireless messaging company. From July 1998 to January 1999, Ms. Sock was a Project Manager for Nortel Networks, Inc.

CHANGE OF CONTROL INFORMATION

        As previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on February 7, 2005, the Company, which had been inactive since August 2002, entered a new line of business with the acquisition of an 85% interest in entities which control the commercial utilization of the name, image and likeness of Elvis Presley, the operation of Graceland and related attractions, as well as revenue derived from Elvis' music, films and television specials (the "Presley Business"). This acquisition was negotiated and effectuated by a group formed and controlled by Robert F.X. Sillerman, which simultaneously acquired control of the Company and appointed new officers and directors.

        As part of the change of control and acquisition transactions described above, the Company issued an aggregate of 34,595,124 shares of its Common Stock, warrants to acquire 26,068,796 shares of its Common Stock, at prices between $1.00 and $2.00, 21,517,199 of which have been exercised, 2,172,400 shares of its Series A Convertible Redeemable Preferred Stock, 1,491,817 shares of its Series B Preferred Stock and one share of its Series C Preferred Stock. On March 21, 2005, the holders of the Series A Convertible Redeemable Preferred Stock exercised their right to convert all 2,172,400 shares of Series A Preferred Stock into 6,051,253 shares of Common Stock. Accordingly, there are currently no shares of Series A Preferred Stock outstanding. For a detailed description of the above mentioned transactions and the agreements related thereto, stockholders should refer to the Company's Current Report on Form 8-K filed on February 8, 2005 and the Form 8-K/A filed on February 11, 2005.

        On March 1, 2005, the Common Stock of the Company began trading on The NASDAQ National Market® under the ticker symbol "CKXE."

        A special meeting of the stockholders of the Company, which was formally known as "Sports Entertainment Enterprises, Inc." was held on March 25, 2005. At the special meeting, the Company's stockholders voted to, among other things, change the Company's name to CKX, Inc., change the Company's state of incorporation from Colorado to Delaware, increase the number of the Company's authorized shares of capital stock and change its capital stock from no par value to $0.01 par value per share. The Company changed its state of incorporation by merging with and into CKX, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, with CKX, Inc. being the surviving corporation.

RELATED PARTY TRANSACTIONS

        In February 2005, the Company entered into a sublease for approximately 16,810 square feet for its principal corporate offices in New York, New York. The prior subtenants from whom we assumed the terms of the sublease were FXM, Inc. ("FXM") and MJX Asset Management LLC ("MJX"). Mr. Sillerman is the managing member of MJX and is the principal stockholder of FXM. Messrs. Ferrel, Tytel, Slater, Benson and Fox are also investors in MJX and FXM. The terms of the sublease are identical to those which governed FXM's and MJX's occupation of such space. In accordance with certain requirements set forth in the existing sublease for the space, FXM was required to remain as a guarantor to the Company's obligations under the sublease. The Company has agreed to use its best efforts to have FXM released from these obligations. While the Company was not yet subject to the rules and regulations of The NASDAQ National Market® at the time of this transaction, the transaction was subsequently ratified by the independent members of our board of directors in accordance with The NASDAQ National Market's® rules for affiliated transactions.

        In connection with the closing of the acquisition of the Company's 85% interest in the Presley Business, described above under "Change of Control Information," the Company was required to reimburse FXM for approximately $1.0 million of third party expenses previously paid by FXM on the Company's behalf and $1.2 million of overhead and similar expenses incurred by FXM on the Company's behalf in connection with the consummation of the various transactions that resulted in the Company's acquisition of the Presley Business. While the Company was not yet subject to the rules and regulations of The NASDAQ National Market® at the time of this transaction, the transaction was subsequently ratified by the independent members of our board of directors in accordance with The NASDAQ National Market's® rules for affiliated transactions.

        Under the terms of their employment agreements, certain employees of the Company, including Messrs. Tytel, Benson and Fox, are permitted to spend a portion of their time providing services for Mr. Sillerman and/or MJX. In addition, certain non-management employees provide services for Mr. Sillerman and/or MJX. The Compensation Committee of our board of directors reviews the amount of time spent on outside endeavors by CKX employees on a quarterly basis, and to the extent the Compensation Committee believes any such employee is engaging in outside activities at a level whereby he is being compensated by the Company for the time spent on such outside activities, the Compensation Committee may require that the employee reduce the level of outside services being performed, and further, may require that the recipient of such services (either Mr. Sillerman or MJX) reimburse the Company for the compensation attributable to the time spent thereon. In 2005, the Compensation Committee determined that employees of CKX had provided services to MJX and/or Mr. Sillerman with an aggregate value of $80,713. Mr. Sillerman's salary for the year ended December 31, 2005 was reduced by such amount to compensate the Company for such services.

        Although Mr. Sillerman is an investor as a limited partner in an affiliate of The Huff Alternative Fund, L.P. which, together with that affiliate, invested $43.8 million in the Company in 2005, Mr. Sillerman and The Huff Alternative Fund, L.P. and that affiliate agreed that Mr. Sillerman would not participate in the investment in CKX by The Huff Alternative Fund, L.P. and its affiliate. In addition, Mr. Banks, a member of the Company's board of directors, serves as a Portfolio Manager for W. R. Huff Asset Management Co., L.L.C., an investment management firm.

        In February 2005, CKX issued 10,000 shares of Common Stock to All-American Sportpark, Inc., in satisfaction of certain indebtedness of the Company to All-American Sportpark in an approximate amount of $270,000. Certain former principal stockholders of the Company, including Ronald S. Boreta, are principal stockholders in All-American Sportpark. Additionally, certain former directors of the Company, including Ronald S. Boreta, Vaso Boreta, William Kilmer and Robert R. Rosburg are currently directors of All-American Sportpark.

        Other than the aforementioned, there have been no transactions during the last two years, or proposed transactions, to which we were or will be a party, in which any director, executive officer, beneficial owner of more than 5% of the Company's Common Stock or any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of these persons, had or is to have a direct or indirect material interest.

        Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to the Company than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of the Company's independent and disinterested directors who will have access to the Company's counsel or independent legal counsel at the Company's expense.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The election of 12 directors is proposed by the board of directors, each director to hold office, in accordance with the Company's Certificate of Incorporation and Bylaws, for a term of one year or until his or her successor is duly elected and qualified. In addition, the holder of the Series C Preferred Stock has confirmed in writing its election of Ms. Presley to continue to serve as the Series C Director until the next annual meeting of stockholders or until her successor is duly elected and qualified. All of the director nominees are current members of the Company's board of directors.

        In accordance with the board of director's recommendation, the proxy holders will vote the shares covered by their respective proxies for the election of each of the 12 director nominees set forth below (excluding the Series C Director), unless the stockholder gives instructions to the contrary. If, for any reason, any of the director nominees becomes unavailable for election, the proxy holders may exercise discretion to vote for substitute nominees proposed by the board of directors. Each of the director nominees has indicated that he or she will be able to serve if elected and has agreed to do so.

Director Nominees

        Information about each director nominee, including the director's business experience, independence status and service on the boards of directors of other publicly traded companies and investment companies, is set forth under "Executive Officers and Directors of CKX, Inc."

Robert F.X. Sillerman	Not Independent
Michael G. Ferrel	Not Independent
Simon Fuller	Not Independent
Mitchell J. Slater	Not Independent
Howard J. Tytel	Not Independent
Edwin M. Banks	Independent
Edward Bleier	Independent
Jerry L. Cohen	Independent
Carl D. Harnick	Independent
Jack Langer	Independent
John D. Miller	Independent
Bruce Morrow	Independent

        Our board of directors unanimously recommends that you vote "FOR" the election of each of the director nominees named above.

Series C Director

        In addition to its right to vote in the general election of members to our board of directors, the holder of the Series C Preferred Stock is entitled to elect one member to the Company's board of directors, referred to herein as the "Series C Director." Ms. Priscilla Presley currently serves on our board of directors as the Series C Director and the holder of the Series C Preferred Stock has confirmed in writing its election of Ms. Presley to continue to serve as the Series C Director until the next annual meeting of stockholders or earlier removal by the holder of the Series C Preferred Stock in accordance with the Company's Certificate of Incorporation. Ms. Presley has been deemed not to be an independent director. Holders of the Company's Common Stock are not entitled to vote in the election of the Series C Director.

PROPOSAL No. 2

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The board of directors has selected Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006, subject to stockholder ratification. The Audit Committee has reviewed Deloitte & Touche LLP's independence from the Company as described in the "Report of the Audit Committee." In appointing Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006 and in recommending that the Company's stockholders ratify the appointment, the Audit Committee has considered whether the non-audit services provided by Deloitte & Touche LLP were compatible with maintaining Deloitte & Touche LLP's independence from the Company and has determined that such services do not impair Deloitte & Touche LLP's independence.

        Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

Vote Required and Recommendation of our Board of Directors

        The affirmative vote of a majority of the shares of the Company's outstanding stock present in person at the annual meeting or represented by proxy is required for ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006.

        Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2006.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee currently consists of three directors, each of whom, in the judgment of the Company's board of directors, is "independent" within the meaning of regulations of the SEC and the requirements of The NASDAQ National Market®. The Audit Committee is comprised of Messrs. Harnick and Langer and Ms. Sock. The Audit Committee acts pursuant to a written charter that has been adopted by the Company's board of directors. A copy of the charter is attached to this proxy statement as Annex A and can be found on the Company's website at www.ckx.com.

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for its fiscal year ended December 31, 2005. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

        In connection with the preparation and filing of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2005:

(1)
The Audit Committee reviewed and discussed the audited financial statements with management;

(2)
The Audit Committee discussed with Mr. Mark Davis, a member of Deloitte & Touche LLP, the Company's independent registered public accounting firm, the material required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, (as may be modified or supplemented); and

(3)
The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discussed with the independent auditor any relationships that may impact its objectivity and independence and satisfied itself as to the independence of the independent registered public accounting firm.

        Based on the review and discussion referred to above, the Audit Committee recommended to the Company's board of directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC.

Members of the Audit Committee

Carl D. Harnick, Chairman
Jack Langer
Birame N. Sock

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

        The following table sets forth the fees paid by the Company and its subsidiaries for services rendered by Deloitte & Touche LLP for the year ended December 31, 2005 and the Company's former independent accounting firm, Piercy, Bowler, Taylor and Kern, for the year ended December 31, 2004:

	2005	2004
Audit Fees	$1,371,501	$13,000
Audit-Related Fees(1)	1,903,800	—
Tax Fees(2)	258,042	2,000
All Other Fees(3)	1,038,654	5,846

Total	$4,571,997	$20,846

(1)
Audit-related fees in 2005 principally related to audits of the historical financial statements of acquired companies.

(2)
Tax fees in 2005 related to tax compliance, advice and planning.

(3)
All other fees in 2005 principally related to due diligence related to the acquisition of the Company by RFX Acquisition LLC in February 2005 and the Company's public offering of common stock in June 2005.

Audit Committee Pre-Approval of Services Provided by the Independent Public Accountant

        The Audit Committee of the board of directors maintains a pre-approval policy with respect to material audit and non-audit services to be performed by the Company's independent registered public accounting firm in order to assure that the provision of such services does not impair the accountant's independence. Before engaging the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Pre-approval authority may be delegated to one or more members of the Audit Committee. Any non-audit work by the Company's independent registered public accounting firm that commences prior to approval by the Audit Committee is subject to a full refund of all fees paid by the Company. During 2005, the Audit Committee retroactively approved a non-audit related project by the Company's independent registered public accounting firm as a de minimus exception to its pre-approval policy pursuant to Section 10A of the Exchange Act.

Change in Independent Public Accountants

        In connection with the change of control of the Company described above under the heading "Change of Control Information," Piercy Bowler Taylor & Kern, the independent public accountants that were previously engaged as the principal accountants to audit the Company's financial statements, was dismissed by the Company on April 6, 2005 and replaced by Deloitte & Touche LLP as the Company's principal accountants. The reports of Piercy Bowler Taylor & Kern on the Company's financial statements for the past two fiscal years have not (i) contained an adverse opinion or a disclaimer of opinion, nor (ii) been qualified or modified as to audit scope or accounting principles.

        However, the report of Piercy Bowler Taylor & Kern on the financial statements of the Company for the year ended December 31, 2003 was modified as to uncertainty of the Company's ability to continue as a going concern.

        In connection with the Company's financial statements for the fiscal years ended December 31, 2004 and 2003, and in the subsequent interim periods, there were no disagreements between the Company and Piercy Bowler Taylor & Kern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Piercy Bowler Taylor & Kern would have caused Piercy Bowler Taylor & Kern to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

        On April 6, 2005, the Company engaged Deloitte & Touche LLP as the Company's new principal accountants to audit the Company's financial statements. The decision to change independent accountants was recommended and approved by the Company's Audit Committee and board of directors. The board of directors appointed Deloitte & Touche LLP as the Company's principal accountants for the fiscal year ended December 31, 2005, and Deloitte & Touche LLP accepted the appointment.

        On February 7, 2005, the Company acquired from The Promenade Trust a controlling interest in the entities which own and/or control the Presley Business. Deloitte & Touche LLP audited on behalf of The Promenade Trust the Presley Business' combined statements of net assets, as of September 30, 2004 and December 31, 2003 and 2002, and the related combined statements of operations and royalty income and net assets and cash flows for the nine month period ended September 30, 2004, and for each of the three years ended December 31, 2003. The Company discussed with Deloitte & Touche LLP its concurrence with the Company's accounting treatment of its acquisition of the Presley Business. During the Company's two most recent fiscal years and subsequent interim periods prior to the engagement of Deloitte & Touche LLP, the Company did not, nor did anyone on the Company's behalf, consult Deloitte & Touche LLP regarding either (A) the application of accounting principles to any other specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) between the Company and Piercy Bowler Taylor & Kern, or an event identified in response to paragraph 304(a)(1)(v) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

        The Compensation Committee has responsibility for overseeing all aspects of the compensation program for the Chief Executive Officer and the other officers and senior executives of the Company who report to the Chief Executive Officer and his immediate subordinates. The board of directors has delegated responsibility for compensation and related matters to the Compensation Committee, in accordance with the Compensation Committee's charter, but the Compensation Committee regularly reports to the full board on its work and decisions and seeks board ratification of certain of its actions. The Compensation Committee also administers the Company's stock option and incentive plans, including the Company's 2005 Omnibus Long-Term Incentive Compensation Plan. The Committee members are John Miller (Chairman), Edward Bleier and Jack Langer, all of whom have been deemed by the board of directors as independent within the meaning of our Company's Corporate Governance Guidelines, the regulations of The NASDAQ National Market® and Section 162(m) of the Internal Revenue Code.

        The Compensation Committee has retained an independent compensation consultant, Lyons, Benenson & Company Inc., to assist the Committee in fulfilling its responsibilities and to provide advice with respect to all matters relating to executive compensation and the compensation practices of similar companies. The consultant is engaged by, and reports directly to, the Compensation Committee. Harvey Benenson generally attends all meetings of the Compensation Committee on behalf of Lyons, Benenson & Company Inc.

Overview

        The Committee's philosophy on compensation is to ensure that all elements of the Company's compensation program work together to attract, motivate and retain the executive, managerial and professional talent needed to achieve the Company's strategy, goals and objectives. The Committee and the Company are committed to the principles inherent in paying for performance and are structuring the compensation program to deliver rewards for exemplary performance and to withhold rewards and impose other consequences in the absence of such performance.

        The specific objectives of the compensation program are to:

  •
  Offer a total compensation program that is competitive with the compensation offered by the companies with which the Company competes for executive, managerial and professional talent;

  •
  Link a significant portion of executive compensation and reward to the Company's achievement of pre-established goals and objectives and the market's recognition of the Company's success;

  •
  Ensure that the interests of the Company's executives are aligned with those of its stockholders; and

  •
  Provide opportunity for reward that fosters executive retention.

        The Company views its competition for executive talent as being a broad group of approximately 20 domestic and international communications and entertainment companies. The Committee actively reviews the compensation levels and practices among this group, but also stays abreast of developments in other industry segments and other companies that may affect CKX. In conducting these reviews and considering the findings that emerge, the Committee is particularly mindful that CKX, although already a significant presence in the domestic and international arenas, is still in the very early stages of its corporate development. Given this fact, the Compensation Committee exerts great care to moderate any actions predicated on survey data.

        In addition to considering the factors set forth above, the Compensation Committee regularly reviews the effectiveness and appropriateness of the Company's compensation structure with the assistance of its independent consultant.

        The Compensation Committee also reviews all public filings and disclosures by the Company as it relates to compensation to ensure accuracy and consults with outside legal counsel with respect to compliance with all applicable laws, rules and regulations.

Elements of Executive Compensation

        The key elements of annual compensation are base salary, annual performance incentive awards and long-term incentive awards.

Base Salary

        The Committee annually reviews and sets the base salaries of the Chief Executive Officer and other officers and senior executives of the Company. The Committee will also review and set salaries for newly hired senior corporate executives as well as selected promoted executives and executives whose responsibilities have changed significantly. In each case, the Committee takes into account assessments of each executive's performance and potential, the specific results they have achieved, the nature and scope of their duties and responsibilities, their experience and competitive practice.

        The salaries of the Chief Executive Officer and the other named executive officers were first set when they entered into employment agreements with the Company early in 2005 and reflected the considerations described above. The employment agreements provide that the base salary of the Chief Executive Officer and the other named executive officers will increase annually by the greater of five percent or the rate of inflation. The Compensation Committee reviewed the salaries of these officers following the conclusion of 2005, and while the Company achieved its strategic and financial objectives for the year, the Committee ultimately adopted management's recommendation not to make any further adjustments in salaries for the named executive officers in 2006. The decision not to adjust the base salaries of the senior executive officers by an amount greater than the minimum required by their employment agreements was motivated primarily by management's and the Compensation Committee's desire to approach compensation conservatively and to conserve resources at this early stage in the Company's development.

Annual Incentives

        The Company and the Committee believe that annual incentive compensation motivates executives to achieve exemplary results. However, given the formative stage of the Company's development at the beginning of 2005, upon management's recommendation, the Committee did not adopt any annual incentive plans for 2005, and accordingly, no annual incentive awards were paid with respect to 2005.

        The Committee has reviewed and approved annual incentive plans, performance measures and specific goals for its operating business units for 2006. Management has recommended, however, that the Company not introduce any formal annual incentive compensation plans for senior corporate executives in 2006 and the Committee has agreed. In large part, this decision reflects the view, jointly held by management and the members of the Compensation Committee, that during this formative phase in the Company's development, it is most prudent to approach compensation cautiously and to conserve resources. In addition, most of the officers and senior executives of the Company have substantial equity holdings in the Company, and the Committee believes at this time that those holdings serve as ample motivation for executives to achieve exemplary performance results over both the short- and long-term.

        The Compensation Committee expects that in the future it may be important to provide annual incentive compensation opportunities to motivate performance and provide competitive levels of compensation. The Compensation Committee will continue to monitor and evaluate the use, or potential use, of annual incentives throughout the Company.

Long-Term Incentives

        The Company maintains the 2005 Omnibus Long-Term Incentive Compensation Plan, which was adopted by the board of directors in February 2005 and subsequently approved by the Company's stockholders at a special meeting in March 2005. This plan, which is administered by the Compensation Committee, permits the use of stock options, restricted stock, stock, performance shares or awards, stock appreciation rights and other forms of long-term incentives. During 2005, management did not recommend that there be long-term incentive grants to senior corporate officers of CKX. As indicated above, the equity holdings among the senior executives are quite substantial and serve both to motivate those executives as well as to join their interests with those of all other stockholders. Upon the recommendation of management, the Committee approved grants of stock options for 261,500 shares to 119 employees, many of whom joined the Company through the acquisitions of the Presley Business and 19 Entertainment and some of whom work in the corporate headquarters. In considering management's recommendations, the Committee reviewed the duties and responsibilities, salary levels and performance assessments of each of the prospective stock option recipients and approved all requested grants.

Other Benefits

        Mr. Sillerman was provided with a full-time driver during 2005 and the Company paid for a parking space for each of Messrs. Sillerman, Slater and Tytel and for one additional less senior executive at the Company's corporate headquarters. In addition, certain employees of the Company are permitted to provide services to Mr. Sillerman and/or entities he controls, provided that the Company is reimbursed for the fair value of such services, as determined by the Compensation Committee. The Compensation Committee determined the value of the services provided in 2005 by employees of the Company to Mr. Sillerman and/or entities he controls was $80,713. Mr. Sillerman's salary for the year ended December 31, 2005 was reduced by such amount to compensate the Company for such services.

Employment Agreements

        In 2005, the Compensation Committee approved, and the Company entered into, employment agreements with the Company's senior executive officers that provide for a predetermined annual base salary and a bonus to be determined annually in the discretion of, and on the recommendation of, the Compensation Committee. The employment agreements were approved by the Compensation Committee in recognition of the need to provide certainty to both the Company and the individuals with respect to their continued and active participation in the growth of the Company. A summary of the employment agreements can be found under the heading "Executive Compensation and Related Matters."

Compensation of the Chief Executive Officer

        The Compensation Committee meets with the other independent directors annually in executive session to evaluate the performance of Mr. Robert F.X. Sillerman, the Company's Chairman and Chief Executive Officer. The results of this evaluation are considered in determining Mr. Sillerman's compensation, consistent with the policies outlined in the preceding sections of this report. The

Compensation Committee also consults with its independent consultant in making decisions regarding the Chief Executive Officer's compensation. Neither the members of the Compensation Committee nor its independent consultant consults with the Chief Executive Officer or any other members of management when setting the Chief Executive Officer's compensation.

        The Compensation Committee and the other independent directors assessed Mr. Sillerman's performance for 2005 as outstanding. Under his leadership, the Company achieved significant expansion of its business (including its revenues and operating income) through acquisitions of the Presley Business and 19 Entertainment Limited; protected and enhanced its key assets, most notably by favorably renegotiating its arrangements with the Fox Broadcasting Network and Sony BMG Music Entertainment with respect to the American Idol franchise; strengthened its management team; and prepared for significant further growth and expansion of its core businesses.

        Although the Compensation Committee's assessment of Mr. Sillerman's performance would have warranted increasing his compensation, the Compensation Committee believes that Mr. Sillerman's current salary is appropriate and competitive and that his substantial equity holdings in the Company provide ample motivation and incentive to build value for all stockholders.

Internal Revenue Code Section 162(m)

        Beginning in 1994, the Omnibus Reconciliation Act of 1993 amended Section 162(m) of the Internal Revenue Code limiting to $1 million the amount that may be deducted by a publicly held corporation for compensation paid to each of its named executives in a taxable year, unless the compensation in excess of $1 million is "qualified performance-based compensation." The Compensation Committee and the Company have determined that the Company's general policy is to design its short-term and long-term compensation plans to qualify for the exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executives. Stockholder approval of the 2005 Omnibus Long-Term Incentive Compensation Plan has previously been sought and obtained, thereby ensuring that grants made pursuant to that plan will qualify for the performance-based exemption.

        From the inception of the Company through the present, the Company's Chief Executive Officer and its other four highest-paid executives have not received any compensation or incentive grants that would permit their total compensation for any year to exceed $1 million.

        The Compensation Committee will continue to assess alternatives for preserving the deductibility of compensation payments and benefits. However, the Compensation Committee will not necessarily seek to limit executive compensation to amounts deductible under Section 162(m), since the Compensation Committee wishes to maintain flexibility to structure the Company's compensation programs in ways that best promote the interests of CKX and its stockholders.

Members of the Compensation Committee

John D. Miller, Chairman
Edward Bleier
Jack Langer

EXECUTIVE COMPENSATION AND RELATED MATTERS

Executive Compensation

        The table below summarizes the compensation earned for services rendered to the Company in all capacities for the fiscal year ended December 31, 2005 by our Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers") who served in such capacities during 2005.

					Long-term Compensation
		Annual Compensation			Awards
					Securities Underlying Options/ SARs (#)		All Other Salaried Compensation ($)(1)
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Payouts
Robert F.X. Sillerman	2005	$515,120.33	(2)	—	—	—	$100,121	(3)
Chairman and Chief Executive Officer
Simon Fuller	2005	$718,400	(4)		100,000	—	—
Chief Executive Officer of 19 Entertainment Limited
Michael G. Ferrel	2005	$453,416.61	(5)	—	—	—	—
President
Mitchell J. Slater	2005	$595,833.33	(2)	—	—	—	—
Chief Operating Officer
Howard J. Tytel	2005	$595,833.33	(2)	—	—	—	—
Senior Executive Vice President, Director of Legal and Governmental Affairs

(1)
Amounts do not include matching contributions that the Company provides to all participating employees under the Company's 401(k) Retirement Savings Plan.

(2)
Messrs. Sillerman, Slater and Tytel were appointed to their positions with the Company on February 7, 2005.

(3)
The amount of $137,500 was withheld from Mr. Sillerman's annual salary during 2005 in anticipation of compensating the Company for services performed by Company employees for Mr. Sillerman or entities he controls. The Compensation Committee has determined that employees of the Company provided services for Mr. Sillerman in 2005 valued at $80,713. This amount has been included as "Other Salaried Compensation." In February 2006, the Company paid Mr. Sillerman the amount of $56,787, representing the difference between the amount withheld and the value of the services provided to Mr. Sillerman during 2005. Although this amount was paid in 2006, it is included under "Salary" above since it relates to Mr. Sillerman's compensation for the fiscal year ended December 31, 2005. The Company also pays for a driver for Mr. Sillerman for security reasons. The value of the portion of the driver's time spent rendering non-business related services for Mr. Sillerman was determined to be $19,408, which amount has been included under "Other Salaried Compensation."

(4)
Mr. Fuller was appointed to his position with the Company on March 17, 2005, the date of the Company's acquisition of 19 Entertainment Limited.

(5)
Mr. Ferrel was appointed President of the Company on May 19, 2005.

        None of the individuals who served as the Company's named executive officers during the fiscal year ended December 31, 2005 were employed by the Company during the fiscal years ended December 31, 2003 and 2004. As a result, none of the Company's named executive officers received any compensation from the Company during the fiscal years ended December 31, 2003 and 2004.

        Our named executive officers routinely receive other benefits from the Company that are customary to similarly situated companies. We have concluded, after reasonable inquiry, that the aggregate amount of these benefits in 2005 did not exceed the lesser of $50,000 or 10% of the compensation of any named executive officer.

Options Granted in Fiscal Year 2005

        We granted a total of 261,500 options during the fiscal year ended December 31, 2005. The following table sets forth the number of stock options granted to the named executive officers in fiscal year 2005.

Name	Number of Shares Underlying Options Granted	Date of Option Grant	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Grant Date Present Value ($)
Simon Fuller	100,000	July 19, 2005	38.2%	$12.20	7/19/15	$484,000(1)

(1)
The present value of each option is $4.84, the estimated fair value calculated using the Black-Scholes pricing model at the date of the option grant.

2005 Fiscal Year End Option Values

        The following table sets forth the value of unexercised "in-the-money" options held that represents the positive difference between the exercise price and the closing price of $13.00 at December 30, 2005. No named executive officer exercised any options during 2005.

Name	Number of Unexercised in-the-money Options at Fiscal Year End (Unexercisable)		Value of Unexercised in-the-money Options at Fiscal Year End (Unexercisable)
Simon Fuller	100,000	*	$80,000

*
The options vest 30% on the third anniversary from the date of grant; 30% on the fourth anniversary from the date of grant; and 40% on the fifth anniversary from the date of grant. None of the outstanding options were exercisable at December 31, 2005.

Employment Agreements

        In 2005, the Company entered into employment agreements with our senior executive officers that provide for annual base salaries of $650,000 for Mr. Sillerman, $650,000 for Mr. Ferrel, $650,000 for Mr. Slater, $650,000 for Mr. Tytel and $450,000 for Mr. Benson, increased annually by the greater of five percent or the rate of inflation. Each executive officer also may receive during his continued satisfactory performance of the employment agreement a bonus to be determined annually in the discretion of, and on the recommendation of, the Compensation Committee. Mr. Sillerman's employment agreement is for a term of six years, while the agreement for each of Messrs. Slater, Tytel and Benson is for a term of five years, in each case beginning as of February 8, 2005. Mr. Ferrel's agreement is effective May 19, 2005 and expires on February 7, 2010. The employment agreements include a non-competition agreement between the executive officer and our Company which is operative during the term, provided that if Mr. Sillerman's employment is terminated by our Company without "cause," or if there is a "constructive termination without cause," as such terms are defined in the employment agreements, his non-compete shall cease to be effective on the later of such termination or three years from the effective date of the agreement. Upon a "change in control," the executive officer may terminate his employment, and, upon doing so, will no longer be subject to the non-competition provisions.

        If an executive officer is terminated by our Company without "cause," if there is a "constructive termination without cause," or if there is a "change in control," the employment agreements provide for the following benefits: (a) three years of the base salary in effect at the time of termination, plus (b) a bonus for each partial or full year in the unexpired term in an amount equal to the average of all annual bonuses paid during the term of the agreement prior to termination, plus (c) continued eligibility to participate in any benefit plans of our Company through the term. The executive officer may elect to receive the fair market value of the payments provided in (a) and (b) in a lump sum (using a discount rate specified in the employment agreements) rather than receive them over time; provided that in the event of a "change in control," the executive officer is entitled to a lump sum payment of the amounts included above without any reduction for the present value of such amounts.)

        In the event of an executive officer's death, the employment agreements provide for the following benefits: (a) a payment in an amount equal to three times base salary in effect at the time of the executive officer's death plus (b) the full costs of the continuation of any group health, dental and life insurance program through which coverage was provided to any dependent of the executive officer prior to his death, for three years following the executive officer's death and (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer. In the event of an executive officer's disability for a period of greater than six continuous months, the executive officer shall be entitled to his full salary for the first six months of his disability and an accelerated payment equal to 75% of his salary for the remainder of the term.

        In the event of a "change in control" or if there is a "termination without cause" or a "constructive termination without cause," in addition to the foregoing, all previously granted but unvested restricted shares of Common Stock or options to purchase Common Stock shall vest fully. The employment agreements further provide that the Company will indemnify the executive officer for taxes incurred if any "change in control" payments are deemed "excess parachute payments" under the Internal Revenue Code.

        The employment agreements between the Company and Messrs. Sillerman, Slater, Tytel and Benson were filed with the SEC on April 11, 2005 as Exhibits 10.18 (Sillerman), 10.19 (Slater), 10.20 (Tytel) and 10.21 (Benson) to Form S-1. The employment agreement between the Company and Mr. Ferrel was filed with the SEC on May 19, 2005 as Exhibit 10.27 to Amendment No. 1 to Form S-1/A (Registration Statement No. 333-123995).

        In connection with the Company's acquisition of 19 Entertainment, the Company entered into an employment agreement with Simon Fuller under which he continues to serve as the Chief Executive Officer of 19 Entertainment. The agreement is effective March 17, 2005 and provides for a term of six years. During the term, Mr. Fuller's professional services are exclusive to 19 Entertainment subject to minor pre-approved business activities that do not compete with 19 Entertainment and do not affect Mr. Fuller's ability to perform his duties to 19 Entertainment. The agreement provides for an annual base salary of £480,000 ($825,000). In addition to such compensation and customary benefits, Mr. Fuller also may receive during his continued satisfactory performance of the employment agreement a bonus to be determined annually in the discretion of our board of directors, on the recommendation of the Compensation Committee. Mr. Fuller has agreed to certain non-competition and non-solicitation provisions, both in his employment agreement, which is governed by U.K. law, and in a separate non-compete agreement governed by New York law. Under his employment agreement, Mr. Fuller has agreed to restrictions covering the period ending on the earlier of twelve months following the termination of the agreement or six years from the date of the agreement. Under the terms of his separate non-compete agreement governed by New York law, Mr. Fuller is subject to non-competition, non-solicitation and non-disclosure provisions for a period of five years from the date of our acquisition of 19 Entertainment. The employment agreement between 19 Entertainment and Simon Fuller was filed with the SEC as Exhibit 10.19 to the Form 10-QSB for the three months ended March 31, 2005.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The members of the Compensation Committee during 2005 were Messrs Bleier, Langer and Miller. During 2005, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of our Compensation Committee.

PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the companies listed in the Standard & Poor's 500 Index and the Standard & Poor's Supercap Media Index. Such returns are based on historical results and are not intended to suggest future performance.

        The performance graph assumes $100 invested on December 31, 2000 in each of the Company's Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's Supercap Media Index, including reinvestment of dividends, through the calendar year ended December 31, 2005. The Company has never paid dividends on its Common Stock and has no present plans to do so.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
CKX, INC.	$100.00	12.50	12.50	12.50	3750.00	5416.67
S & P 500	$100.00	88.12	68.64	88.33	97.94	102.75
S & P SUPERCAP MEDIA	$100.00	93.38	67.54	84.92	83.17	73.39

Notes:

(1)
As noted above under "Change of Control Information," the Company was inactive from August 2002 until February 7, 2005, when current management took over and the Company entered a new line of business.

(2)
On December 15, 2004, immediately prior to the announcement that the Company entered into definitive agreements to acquire the Presley Business, the Company's Common Stock closed at a trading price of $0.10 per share. On December 16, 2004, following such announcement, the Company's Common Stock closed at a trading price of $6.41 per share.

(3)
On March 1, 2005, the Company's Common Stock commenced trading on The NASDAQ National Market® under the symbol "CKXE." Prior to that, the Company's Common Stock traded in the over-the-counter market and was quoted on the OTC Bulletin Board under the symbol "SPEA."

(4)
On March 18, 2005, the day we announced our acquisition of 19 Entertainment Limited, the Company's Common Stock closed at a trading price of $26.73 per share.

(5)
On December 30, 2005, the Company's Common Stock closed at a trading price of $13.00 per share.

ANNUAL REPORT

        A copy of the Company's 2005 Annual Report to Stockholders on Form 10-K for the year ended December 31, 2005 is being mailed to stockholders with this proxy statement. The Form 10-K is also available on the Company's website at www.ckx.com.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2007 ANNUAL MEETING OF CKX STOCKHOLDERS

        We have an advance notice provision under our bylaws for stockholder business to be presented at annual meetings of stockholders. Such provision states that in order for stockholder business to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than the close of business one hundred twenty (120) days prior to the date of the annual meeting and not later than the later of (a) the close of business ninety (90) days prior to such annual meeting or (b) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made by the Company.

        The Company's stockholders may submit for inclusion in the Company's proxy statement for the 2007 annual meeting of stockholders proposals on matters appropriate for stockholder action at the 2007 annual meeting of stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's 2007 annual meeting by no later than February 11, 2007. If next year's annual meeting is held on a date more than 30 calendar days from May 12, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

OTHER MATTERS

        Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this proxy statement, does not know of any matters to be brought before the annual meeting by others. If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

        The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC's public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

Annex A

CKX, Inc. (THE "COMPANY")

AUDIT COMMITTEE CHARTER

Purpose

        The purpose of the Audit Committee (the "Committee") shall be as follows:

  1.
  To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, in consultation with the Chief Financial Officer and senior accounting staff of the Company.

  2.
  To provide assistance to the Board of Directors with respect to its oversight of:

  (a)
  The integrity of the Company's financial statements;

  (b)
  The Company's compliance with legal and regulatory requirements, including an evaluation of the performance and competence of the Company's legal personnel as they relate to the audit function and general maintenance of corporate financial standards;

  (c)
  The independent auditor's qualifications and independence;

  (d)
  The performance of the Company's internal audit function and independent auditors; and

  (e)
  An evaluation of the performance and competence of the Company's senior financial employees, including the Chief Financial Officer.

  3.
  To prepare the report that SEC rules require be included in the Company's annual proxy statement.

Composition

        The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the NASDAQ Stock Market and the Sarbanes-Oxley Act.

Qualifications

        All members of the Committee shall be able to read and understand fundamental financial statements (or be able to do so within a reasonable period of time after his or her appointment) and at least one member must be a "financial expert" under the requirements of the Sarbanes-Oxley Act.

Compensation

        No member of the Committee shall receive compensation other than director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.

Appointment and Removal

        The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed with cause by a majority vote of the Board of Directors, and without cause by a majority vote of the independent directors.

Chairman

        A Chairman shall be elected by the full Board of Directors and approved by a majority of the independent directors. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Meetings

        The Committee shall meet as frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management and the independent auditors to discuss any matters that the Committee or the auditors believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management periodically to review the Company's financial statements in a manner consistent with that outlined in this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

        All independent directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

        The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

        In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting, or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

        The Committee shall be given full access to the Company's internal audit group, Board of Directors, corporate executives, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

        Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the auditor's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditors. It also is the job of the CEO and senior management rather than that of the Committee to access and manage the Company's exposure to risk.

Documents/Reports Review

  1.
  Discuss with management and the independent auditors prior to public dissemination the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

  2.
  Discuss with management and the independent auditors prior to the Company's filing of any quarterly or annual report (a) whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal controls; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

  3.
  Discuss with management and the independent auditors the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (I.E., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

  4.
  Discuss with management and the independent auditors the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

  5.
  Retain and terminate independent auditors and have the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the independent auditors.

  6.
  Inform each public accounting firm performing work for the Company that such firm shall report directly to the Committee.

  7.
  Oversee the work of any public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

  8.
  Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors using their best judgment and in compliance with rules regarding "prohibited nonauditing services," as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations.

  9.
  Review, at least annually, the qualifications, performance, and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

  (a)
  At least annually obtain and review a report by the Company's independent auditor describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor's independence, all relationships between the independent auditor and the Company;

  (b)
  Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself;

    (c)
    Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company; and

    (d)
    Take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

  10.
  In consultation with the independent auditors, management, and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of the alternative disclosures, and treatments, and the treatment preferred by the independent auditor; (c) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (d) major issues as to the adequacy of the Company's internal controls and any specific audit steps adopted in light of material control deficiencies; (e) issues with respect to the design and effectiveness of the Company's disclosure controls and procedures, management's evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (f) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Company; and (g) any other material written communications between the independent auditor and the Company's management.

  11.
  Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  12.
  Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the audit committee must regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

  13.
  Review and discuss with the independent auditor the responsibilities, budget, and staffing of the Company's internal audit function.

Legal Compliance/General

  14.
  Review periodically, with the Company's counsel, both internal and external, any legal matter that could have a significant impact on the Company's financial statements.

  15.
  Discuss with management and the independent auditors the Company's guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  16.
  Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

  17.
  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

  18.
  Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

  19.
  Report regularly to the full Board of Directors. In this regard, the audit committee should review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

  20.
  The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

  21.
  Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee's Role

        With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

FORM OF PROXY

CKX, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF  CKX, INC.
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

ON MAY  12, 2006

The undersigned hereby appoints Mitchell J. Slater, Howard J. Tytel and Kraig G. Fox, and each of them, as proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all of the shares of Common Stock, $0.01 par value, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of CKX, Inc. (“CKX”) held of record by the undersigned on March 24, 2006, at the 2006 Annual Meeting of Stockholders to be held on May 12, 2006, at 200 Park Avenue, 15th Floor, New York, New York 10166, commencing at 12:30 p.m., Eastern Daylight Time, and at any adjournments or postponements thereof (the “Annual Meeting”), hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Annual Meeting in accordance with the instructions below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

(Continued and to be signed on the reverse side)

2006 ANNUAL MEETING OF STOCKHOLDERS

OF CKX, Inc.

May 12, 2006

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER:

ACCOUNT NUMBER:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2.  EACH PROPOSAL IS INDEPENDENT AND THE APPROVAL OF NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE  ☒

1.             To elect twelve directors of CKX, Inc.’s board of directors, each to serve until the annual meeting of stockholders of CKX, Inc. in 2007 or until their respective successors are elected and qualified.

1.	Election of Directors

Nominees:
	01) Robert F.X. Sillerman	08) Jerry L. Cohen	For	Withhold	For all	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
	02) Michael G. Ferrel	09) Carl D. Harnick	All	All	Except
	03) Simon Fuller	10) Jack Langer
	04) Mitchell J. Slater	11) John D. Miller	☐	☐	☐
	05) Howard J. Tytel	12) Bruce Morrow
06) Edwin M. Banks
07) Edward Bleier

						For	Against	Abstain
2.	Ratification of the appointment of Deloitte & Touche LLP to serve as independent registered public accounting firm for CKX, Inc.’s fiscal year ending December 31, 2006.					☐	☐	☐

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting.

The undersigned hereby acknowledges receipt of (i) the Notice of the Annual Meeting of Stockholders, (ii) the accompanying proxy statement and attached annex; (iii) this proxy card; and (iv) the 2005 Annual Report to Stockholders of CKX, Inc.

DATE:

SIGNATURE :

SIGNATURE (If held jointly):

Note:                   Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Annual Meeting.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If you are signing as a representative of the named stockholders (e.g., as a trustee, corporate officer or other agent on behalf of a trust, corporation, partnership or other entity) you should indicate your title or the capacity in which you sign.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 12, 2006
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
WHO CAN HELP ANSWER YOUR QUESTIONS
THE 2006 ANNUAL MEETING OF STOCKHOLDERS
CKX BOARD OF DIRECTORS
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS AND DIRECTORS OF CKX, INC.
CHANGE OF CONTROL INFORMATION
RELATED PARTY TRANSACTIONS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL No. 2
RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION AND RELATED MATTERS
Options Granted in Fiscal Year 2005
2005 Fiscal Year End Option Values
PERFORMANCE GRAPH
ANNUAL REPORT
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF CKX STOCKHOLDERS
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
OTHER MATTERS
WHERE YOU CAN FIND MORE INFORMATION
CKX, Inc. (THE "COMPANY") AUDIT COMMITTEE CHARTER